UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                              Torbay Holdings, Inc.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2005

Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of Torbay Holdings, Inc. ("we or "us") on Tuesday, September 13, 2005 at 11:00 a.m., Eastern Standard Time, at Wingate Inn, 821 Stewart Avenue, Garden City, New York. The Special Meeting has been called for the following purposes:

      1. To adopt and approve an amendment to our Certificate of Incorporation which would increase the number of shares of Common Stock we are authorized to issue from 100,000,000 to 250,000,000; and

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Our Board of Directors has fixed the close of business on July 29, 2005 as the record date for the determination of stockholders having the right to notice of, and to vote at, the Special Meeting. Only stockholders of record on the record date are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

      A Proxy Statement and proxy are enclosed with this notice. If you are unable to attend the Special Meeting in person you are urged to sign, date, and return the enclosed proxy promptly in the envelope provided, which requires no postage if mailed within the United States. If you attend the Special Meeting in person, you may withdraw your proxy and vote your shares.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING IN PERSON.

                                          By Order of the Board of Directors

                                          Alexander Gordon Lane
                                          Chairman of the Board

Mineola, New York
August 11, 2005


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

                              TORBAY HOLDINGS, INC.
                         140 Old Country Road, Suite 205
                             Mineola, New York 11501
                         ------------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 13, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

The accompanying proxy is solicited on behalf of the Board of Directors of Torbay Holdings, Inc., a Delaware corporation (the "Company," "our," "we" or "us"), for use at the Special Meeting of Stockholders to be held at Wingate Inn, 821 Stewart Avenue, Garden City, New York, on September 13, 2005, at 11:00 am, Eastern Standard Time. Our telephone number is 516-747-5955.

This Proxy Statement and the enclosed proxy card are first being mailed on or about August 22, 2005 to stockholders entitled to vote at the Special Meeting.

At the Special Meeting, our stockholders will be asked:

      1. To approve an Amendment to our Certificate of Incorporation which would increase the number of shares of common stock, par value $.0001 per share ("Common Stock") we are authorized to issue from 100,000,000 to 250,000,000;

      2. To consider and act upon any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

Our Financial Information

Our financial statements and related information are hereby incorporated by reference to our 2004 Annual Report on Form 10-KSB.

Who Can Vote

You can vote your shares of Common Stock if our records show that you held your shares as of the close of business on the Record Date of July 29, 2005. At the close of business on the Record Date, there were 91,038,487 shares of Common Stock and 420,000 shares of our Series 1 Convertible Preferred Stock, par value $.0001 per share ("Series 1 Convertible Preferred Stock") outstanding. Each share of Common Stock entitles the holder thereof to one vote, and each share of Series 1 Convertible Preferred Stock entitles the holder thereof to one vote, on each matter to be voted on at the Special Meeting.


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

Cost of this Proxy Solicitation

We will pay the cost of soliciting proxies. In addition to soliciting stockholders by mail and through our regular employees, we will request banks, brokers and other nominees to solicit their customers who hold our stock in street name and will reimburse them for their reasonable, out-of-pocket costs. We may use our officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail. None of these individuals will receive any additional or special compensation for soliciting proxies.

Voting Your Proxy

If you hold your Common Stock in street name through a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow to vote your shares. If you hold your shares in your own name as a holder of record, you may vote by signing, dating and mailing the proxy card in the postage-paid envelope that we have provided to you. The proxies will vote your shares as you instruct. Of course, you can always attend the meeting and vote your shares in person. If you sign and return a proxy card without specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Revoking Your Proxy

To revoke your proxy if you are a holder of record, you must advise us in writing before the meeting, deliver a validly executed proxy with a later date that we receive prior to the meeting, or attend the Special Meeting and vote your shares in person. You may revoke your proxy at any time before your shares are voted.

Quorum

Pursuant to our By-laws, the Special Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the meeting. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote on that matter at the Special Meeting (the "Votes Cast").

Abstentions

Although the law in Delaware is unclear on the proper treatment of abstentions, we intend to count abstentions for purposes of determining whether a quorum is present. Abstentions will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a specified majority.

Broker Non-Votes

Under Delaware law, shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-vote") will be treated as present at the Special Meeting for the purposes of determining a quorum, and shares represented by broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. Accordingly, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will have the effect of a vote against the proposal to amend the Certificate of Incorporation.


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

Security Ownership of Certain Beneficial Owners and Management

The following table contains certain information regarding beneficial ownership of the voting securities as of August 8, 2005 by (i) persons known to us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our current Directors, (iii) each executive officer, and (iv) all Directors and executive officers as a group.

----------------------------------------------------------------------------------------------------------------
Name and Address                           Title of Class        Amount and Nature                 Percent of
Beneficial Owner                                              of Beneficial Ownership (1)          Class (2)
----------------------------------------------------------------------------------------------------------------
Nutmeg Group, LLC                           Common Stock           22,826,389(3)                     20.24%
3246 Commercial Avenue
Northbrook, Illinois 60062

William Thomas Large                        Common Stock            5,099,582(4)                       5.5%
140 Old Country Road, Suite 105
Mineola, New York 11501

Thomas A. Marchant                          Common Stock              921,638                          1.0%
140 Old Country Road, Suite 105
Mineola, New York 11501

Alexander Gordon Lane                       Common Stock              704,825(5)                       .76%
140 Old Country Road, Suite 105
Mineola, New York 11501

All Directors and Officers of the Company   Common Stock            6,726,045                         7.26%
as a group (3 persons)

(1) In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares, which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. "Voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. The inclusion in this section of any shares deemed beneficially owned does not constitute an admission by that person of beneficial ownership of those shares.

(2) Computed based upon a total of 91,038,487 shares of Common Stock outstanding as of August 8, 2005.

(3) Under a stock subscription agreement made by Nutmeg Group, LLC and accepted by the Company in August 2004, Nutmeg Group was granted an aggregate of 21,500,000 shares of Common Stock issuable upon exercise of currently exercisable warrants and was issued 1,388,889 shares of common stock (of which Nutmeg Group has sold 62,500 shares, leaving a total of 1,326,389 shares of common stock owned by Nutmeg Group). Nutmeg Group, LLC is a U.S. Virgin Islands limited liability company of which Randall Goulding and Michael Montaigne each own 50% of the outstanding membership interests. Nutmeg Group, LLC is managed by a Board of four persons, including Randall Goulding, Michael Montaigne, Brandon Goulding and Randi White. Such persons share the voting and investment power over the securities owned by Nutmeg Group, LLC, including the Company's securities.

(4) Includes 120,000 shares of our Common Stock owned by Mr. Large's minor children. Does not include 880,000 shares which the Company has agreed to issue to Mr. Large to repay a personal loan in the amount of $45,956.65 made by Mr. Large to the Company in November 2004.


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

(5) Does not include certain number of shares which the Company has agreed to issue to Mr. Lane in the event that the Company fails to repay a personal loan in the amount of $20,629.28 made by Mr. Lane to the Company in February 2005.

We do not believe there was any change in control of the Company during the last fiscal year ended December 31, 2004. However, as described in footnote (3) to the security beneficial ownership table, Nutmeg Group, LLC acquired 20.3% of the Common Stock of the Company pursuant to a stock subscription in August, 2004.

                                   PROPOSAL 1

          ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION

At the Special Meeting, our stockholders will be asked to adopt an Amendment to our Certificate of Incorporation increasing the number of authorized shares of our Common Stock from 150,000,000 to 250,000,000.

As of July 29, 2005 the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.0001 per share, of which there are 91,038,487 shares issued and outstanding, and 20,000,000 shares of preferred stock, par value $.0001 per share, of which there are 420,000 shares are issued and outstanding.

The Board of Directors therefore believes that it is prudent to authorize an additional 150,000,000 shares of Common Stock to enable the Company to perform all of its potential share issuance obligations, such as the obligation under the stock subscription agreement described in footnote (3) to the security beneficial ownership table, as well as to have available additional shares of Common Stock for such corporate purposes as the Board of Directors, from time to time, may deem necessary and advisable, including, but not limited to, acquisitions, financings, stock dividends and other proper corporate purposes.

The increase in authorized shares will not have any immediate effect on the rights of existing stockholders. However, any sale of a substantial number of shares of Common Stock to persons who have an understanding with the Company concerning the voting of such shares, or the distribution or dividend of shares of Common Stock (or any right to receive Common Stock) to the stockholders of the Company, may have the effect of discouraging unsolicited attempts to acquire control of the Company. In addition, any issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock which could be used to dilute the stock ownership of a person seeking to obtain control of the Company.

If the proposed amendment is approved, the additional shares may be issued for proper purposes under the terms and conditions approved by the Board of Directors without further action by the stockholders, except as may be required by the rules and policies of any stock exchanges on which the Common Stock may then be listed.

Except as discussed above, the Company has no present plans, understandings or agreements which will involve the issuance of additional shares of Common Stock. However, the Company may in the future issue additional shares of Common Stock in connection with public offerings, further employee stock options, acquisitions of other companies or product lines, stock dividends or for other corporate purposes.

Neither the shares currently authorized nor the additional shares proposed to be authorized will carry pre-emptive rights when issued. The issuance of such shares could have a dilutive effect on outstanding shares.


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

Vote Required

The affirmative vote of a majority of all of the outstanding shares of Common Stock and Series 1 Convertible Preferred Stock is required for approval of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                  OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors does not intend to bring any other business before the Special Meeting and, as far as is known to us, no matters are to be brought before the Special Meeting except as specified in this Notice of Special Meeting; however, as to any other business that may properly come before the Special Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                  STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at our next Annual Meeting of Stockholders (expected to be held in 2006) must be received at our offices on or before April 15, 2006 in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at this Special Meeting. If a stockholder intends to submit a proposal at the 2006 Annual Meeting of Stockholders of the Company, which proposal is not intended to be included in our proxy statement and form of proxy relating to such meeting, the stockholder must give the Company appropriate notice no later than June 1, 2006. If we do not receive notice of the proposal by such date, the proposal will not be submitted to our stockholders for approval at our 2006 Annual Meeting of Stockholders.

                             ADDITIONAL INFORMATION

The Company will make available to any stockholder, without charge, and upon a written request therefor, additional copies of the Company's Report on Form 10-KSB for the fiscal year ended December 31, 2004. Any such request should be directed to Torbay Holdings, Inc., Attention: Alexander Gordon Lane at the following address: 140 Old Country Road, Suite 205, Mineola, New York 11501.

Alexander Gordon Lane
Chairman of the Board

August 11, 2005
Mineola, New York

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.


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

                                      PROXY
                              TORBAY HOLDINGS, INC.
                  Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Alexander Gordon Lane, William Thomas Large and Thomas Marchant (with full power to act without the other and with power to appoint his or her substitute) as the undersigned's proxies to vote all of the undersigned's shares of Common Stock of TORBAY HOLDINGS INC., a Delaware corporation (the "Company"), which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at Wingate Inn, 821 Stewart Avenue, Garden City, New York, on September 13, 2005 at 11:00 a.m., Eastern Standard Time, and at any and all adjournments thereof as follows:

I. Proposal to adopt the Amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000.

      |_|  FOR             |_|  AGAINST            |_|  ABSTAIN

II. In their discretion, such other business as may properly come before the Special Meeting and any and all adjournments thereof.

--------------------------------------------------------------------------------

      The shares of Common Stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted for the proposal in Item I.

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on September 13, 2005, the Proxy Statement of the Company, each dated August 11, 2005.

      The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given by the undersigned.

                                Dated:
                                        ----------------------------------------

                                        ----------------------------------------
                                                        Signature
                                        ----------------------------------------
                                                Signature, if held jointly
                                        ----------------------------------------
                                                   Title (if applicable)

                                        Please date, sign exactly as your name
                                        appears on this Proxy and promptly
                                        return in the enclosed envelope. In the
                                        case of joint ownership, each joint
                                        owner must sign. When signing as
                                        guardian, executor, administrator,
                                        attorney, trustee, custodian, or in any
                                        other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.


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